UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 April 19, 2006



                              TECHE HOLDING COMPANY
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



Louisiana                         0-25538                         72-1287456
----------------------------   --------------                     -------------
(State or other jurisdiction   (SEC File No.)                     (IRS Employer
of incorporation)                                                 Identification
                                                                     Number)


211 Willow Street, Franklin, Louisiana                                70538
--------------------------------------                                -----
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code: (337) 560-7151
                                                    --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_] Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

                              TECHE HOLDING COMPANY

                       Section 2 -- Financial Information

Item 2.02.  Results of Operation and Financial Condition.

         On April 19, 2006, the Registrant issued a press release to report earnings for the quarter ended March 31, 2006. A copy of the press release is furnished with this Form 8-K as Exhibit 99 and incorporated herein by reference.

                 Section 9 - Financial Statements and Exhibits.

Item 9.01.  Financial Statements and Exhibits.

         (c)Exhibits:

                  Exhibit 99 - Press Release dated April 19, 2006
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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    TECHE HOLDING COMPANY



Date: April 19, 2006          By:   /s/J.L. Chauvin
                                    --------------------------------------------
                                    J. L. Chauvin
                                    Vice President and Treasurer
                                    (Principal Financial and Accounting Officer)